Subsequent events	12 Months Ended
Dec. 31, 2011
Subsequent events [Abstract]
Subsequent events

21. Subsequent events

The Company evaluated all events and transactions after December 31, 2011 through the date these financial statements were issued and the material subsequent events were as follows:

In January 2012 and May 2012, the Company reached settlement agreements for the arbitration between the Company and certain of its predecessor shareholders related to matters from the Share Exchange Agreement signed October 30, 2009. Pursuant to the settlement agreement (i) 2,471,968 shares will be repurchased by the Company at an average price per share of $0.25 and such shares will be retired, (ii) 2,029,700 shares will be surrendered and cancelled without consideration, and (iii) 1,624,993 warrants will be surrendered and cancelled without consideration. As of the date of this report, 742,959 shares were returned for no consideration, 2,471,968 shares were purchased for an average price of $0.25 share and 1,624,993 warrants were surrendered and canceled without consideration.

In February 2012, the Company entered into an agreement for a new $3,000 Convertible Note (the “Note”) with its existing major shareholder and several other investors including an affiliate of the Company’s Chief Executive Officer. The Note has a one year term and borrowings bear interest at a rate of 10% per annum. In addition, the Note is convertible into the Company’s common shares at $1.25 per share.

In February 2012, the Company scaled down its elevator poster frame businesses and abandoned certain concessions signed with property management companies. The remaining obligation of concessions abandoned was approximately $1,205 and the amount was charged to income statement at the time of the abandonment.

In May 2012, the Company obtained wavier from Haiya to eliminate the consideration payable of $3,022.

On May 2, 2012, the Company divested 100% equity interests in Zhejiang Continental back to its original selling shareholders and eliminated the related acquisition contingent payable of $8,205 in exchange for the issuance of 1 million common shares of the Company at a price of $2.00 per share. The gain on elimination on acquisition contingent payable was recognized by the Company to income statement in accordance with ASC Topic 805-30-35 and will be reflected in the Company’s 2012 financial statements.

The following unaudited pro forma financial information presents the results of operations of the Group as if the disposition of Zhejiang Continental had occurred as of January 1, 2011, respectively. These results include the impact of preliminary fair value adjustments on intangible assets and the related adjustments on deferred taxes. The unaudited pro forma financial information is not necessarily indicative of what the Group’s consolidated results of operations would actually have been had it completed the acquisitions on January 1, 2011, respectively. In addition, the unaudited pro forma financial information does not attempt to project the future results of operations of the combined entity.

December 31, 2011
(Unaudited)
Cash	$4,573
Other current assets	24,551
Other non-current assets	17,577

Total assets	46,701
Acquisition consideration payable	15,033
Other current liabilities	38,224
Other non-current liabilities	—

Total liabilities	53,257
Net liabilities	(6,556)
Total shareholders’ deficit	(6,556)

2011
(Unaudited)
Advertising service revenues	$52,959
Loss from operations	(4,450)
Net loss	$(4,930)